Exhibit 99.1

UNAUDITED PROFORMA FINANCIAL INFORMATION

Basis of Presentation

The following unaudited pro forma financial information is based on the historical financial statements of Post Properties, Inc. (the “Company”) and Post Apartment Homes, L.P. (the “Operating Partnership”) (collectively the “Company”), and give effect to the Company’s sale of two mixed-use apartment communities (the “Communities”). These proforma financial statements were prepared in accordance with generally accepted accounting principles in the United States (GAAP) and do not assume any differences in accounting policies. The financial periods being presented are based on the Company’s fiscal periods.

The unaudited pro forma statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are presented as if the sale of the Communities had occurred on January 1, 2013. The unaudited pro forma balance sheets of the Company and the Operating Partnership at June 30, 2014 are presented as if the sale of the Communities had occurred on June 30, 2014. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the sale of the Communities; (ii) factually supportable; and (iii) with respect to the statements of operations, expected to have a continuing impact on the Company’s results of operations.

The unaudited pro forma statements of operations of the Company and the Operating Partnership are not intended to represent or be indicative of the consolidated results of operations or financial position that the Company and the Operating Partnership would have actually reported had the sale of the Communities been completed as of the dates presented, and should not be taken as representative of the Company’s and the Operating Partnership’s future consolidated results of operations or financial condition. The unaudited pro forma condensed combined statements of operations do not reflect any revenue enhancements or cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the sale of the Communities.

The unaudited pro forma balance sheets and statements of operations should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company and the Operating Partnership included in the Annual Report on Form 10-K for the year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014.

POST PROPERTIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

As of June 30, 2014

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Assets
Real estate assets
Land	$312,602	$-		$312,602
Building and improvements	2,290,362	-		2,290,362
Furniture, fixtures and equipment	292,392	-		292,392
Construction in progress	66,187	-		66,187
Land held for future investment	48,689	-		48,689

	3,010,232	-		3,010,232
Less: accumulated depreciation	(895,723)	-		(895,723)
Assets held for sale, net of accumulated depreciation of $40,986 at June 30, 2014	107,229	(107,229)	(1)	-

Total real estate assets	2,221,738	(107,229)		2,114,509
Investments in and advances to unconsolidated real estate entities	4,071	-		4,071
Cash and cash equivalents	17,201	94,601	(1)	111,802
Restricted cash	4,967	(1,457)	(1)	3,510
Deferred financing costs, net	7,262	(1,131)	(2)	6,131
Other assets	32,550	43,803	(1)	76,353

Total assets	$2,287,789	$28,587		$2,316,376

Liabilities and equity
Indebtedness, including $82,922 secured by assets held for sale as of June 30, 2014	$976,760	$(82,922)	(2)	$893,838
Accounts payable, accrued expenses and other	77,313	(481)	(1)	76,832
Investments in unconsolidated real estate entities	16,844	-		16,844
Dividends and distributions payable	21,805	-		21,805
Accrued interest payable	4,569	(397)	(1)	4,172
Security deposits and prepaid rents	9,329	(1,490)	(1)	7,839

Total liabilities	1,106,620	(85,290)		1,021,330

Redeemable common units	7,235	-		7,235

Commitments and contingencies
Equity
Company shareholders’ equity
Preferred stock, $.01 par value, 20,000 authorized:
8 1/2% Series A Cumulative Redeemable Shares, liquidation preference $50 per share, 868 shares issued and outstanding	9	-		9
Common stock, $.01 par value, 100,000 authorized:				-
54,632 shares issued and 54,377 shares outstanding at June 30, 2014	546	-		546
Additional paid-in-capital	1,113,733	-		1,113,733
Accumulated earnings	81,230	113,680	(3)	194,910
Accumulated other comprehensive income (loss)	(4,902)	-		(4,902)

	1,190,616	113,680		1,304,296
Less common stock in treasury, at cost, 338 shares at June 30, 2014	(16,536)	-		(16,536)

Total Company shareholders’ equity	1,174,080	113,680		1,287,760
Noncontrolling interests - consolidated property partnerships	(146)	197	(1)	51

Total equity	1,173,934	113,877		1,287,811

Total liabilities and equity	$2,287,789	$28,587		$2,316,376

POST PROPERTIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2014

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Revenues
Rental	$177,442	$(8,183)	(4)	$169,259
Other property revenues	10,654	(40)	(4)	10,614
Other	442	-		442

Total revenues	188,538	(8,223)		180,315

Expenses
Property operating and maintenance (exclusive of items shown separately below)	82,391	(4,186)	(4)	78,205
Depreciation	42,596	(849)	(4)	41,747
General and administrative	8,094	-		8,094
Investment and development	1,605	-		1,605
Other investment costs	483	-		483
Other expenses	1,409	-		1,409

Total expenses	136,578	(5,035)		131,543

Operating income	51,960	(3,188)		48,772

Interest income	16	-		16
Interest expense	(21,677)	2,403	(5)	(19,274)
Amortization of deferred financing costs	(1,265)	118	(5)	(1,147)
Net gains on condominium sales activities	810	-		810
Equity in income of unconsolidated real estate entities, net	986	-		986
Other income (expense), net	(391)	-		(391)
Net loss on extinguishment of indebtedness	(4,287)	-		(4,287)

Income from continuing operations, before gains on sales of real estate assets	26,152	(667)		25,485
Gains on sales of real estate assets	36,092	-		36,092

Income from continuing operations	$62,244	$(667)		$61,577

Per common share data - Basic
Income from continuing operations (net of preferred dividends)	$1.11			$1.10

Weighted average common shares outstanding - basic	54,199			54,199

Per common share data - Diluted
Income from continuing operations (net of preferred dividends)	$1.10			$1.09

Weighted average common shares outstanding - diluted	54,314			54,314

POST PROPERTIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Revenues
Rental	$341,902	$(15,962)	(4)	$325,940
Other property revenues	19,963	(83)	(4)	19,880
Other	872	-		872

Total revenues	362,737	(16,045)		346,692

Expenses
Property operating and maintenance (exclusive of items shown separately below)	155,261	(7,475)	(4)	147,786
Depreciation	85,608	(3,327)	(4)	82,281
General and administrative	17,245	-		17,245
Investment and development	1,755	-		1,755
Other investment costs	1,324	-		1,324
Severance, impairment and other	2,417	-		2,417

Total expenses	263,610	(10,802)		252,808

Operating income	99,127	(5,243)		93,884

Interest income	77	-		77
Interest expense	(44,704)	4,898	(5)	(39,806)
Amortization of deferred financing costs	(2,573)	237	(5)	(2,336)
Net gains on condominium sales activities	27,944	-		27,944
Equity in income of unconsolidated real estate entities, net	2,090	-		2,090
Other income (expense), net	(839)	-		(839)

Income from continuing operations	$81,122	$(108)		$81,014

Per common share data - Basic
Income from continuing operations (net of preferred dividends)	$1.42			$1.42

Weighted average common shares outstanding - basic	54,336			54,336

Per common share data - Diluted
Income from continuing operations (net of preferred dividends)	$1.41			$1.41

Weighted average common shares outstanding - diluted	54,508			54,508

POST APARTMENT HOMES, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

As of June 30, 2014

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Assets
Real estate assets
Land	$312,602	$-		$312,602
Building and improvements	2,290,362	-		2,290,362
Furniture, fixtures and equipment	292,392	-		292,392
Construction in progress	66,187	-		66,187
Land held for future investment	48,689	-		48,689

	3,010,232	-		3,010,232
Less: accumulated depreciation	(895,723)	-		(895,723)
For-sale condominiums	-	-		-
Assets held for sale, net of accumulated depreciation of $40,986 at June 30, 2014	107,229	(107,229)	(1)	-

Total real estate assets	2,221,738	(107,229)		2,114,509
Investments in and advances to unconsolidated real estate entities	4,071	-		4,071
Cash and cash equivalents	17,201	94,601	(1)	111,802
Restricted cash	4,967	(1,457)	(1)	3,510
Deferred financing costs, net	7,262	(1,131)	(2)	6,131
Other assets	32,550	43,803	(1)	76,353

Total assets	$2,287,789	$28,587		$2,316,376

Liabilities and equity
Indebtedness, including $82,922 secured by assets held for sale as of June 30, 2014	$976,760	$(82,922)	(2)	$893,838
Accounts payable, accrued expenses and other	77,313	(481)	(1)	76,832
Investments in unconsolidated real estate entities	16,844	-		16,844
Dividends and distributions payable	21,805	-		21,805
Accrued interest payable	4,569	(397)	(1)	4,172
Security deposits and prepaid rents	9,329	(1,490)	(1)	7,839

Total liabilities	1,106,620	(85,290)		1,021,330

Redeemable common units	7,235	-		7,235

Commitments and contingencies
Equity
Operating Partnership equity
Preferred units	43,392	-		43,392
Common units
General partner	12,952	1,137	(3)	14,089
Limited partner	1,122,638	112,543	(3)	1,235,181
Accumulated other comprehensive income (loss)	(4,902)	-		(4,902)

Total Operating Partnership equity	1,174,080	113,680		1,287,760
Noncontrolling interests - consolidated property partnerships	(146)	197	(1)	51

Total equity	1,173,934	113,877		1,287,811

Total liabilities and equity	$2,287,789	$28,587		$2,316,376

POST APARTMENT HOMES, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2014

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Revenues
Rental	$177,442	$(8,183)	(4)	$169,259
Other property revenues	10,654	(40)	(4)	10,614
Other	442	-		442

Total revenues	188,538	(8,223)		180,315

Expenses
Property operating and maintenance (exclusive of items shown separately below)	82,391	(4,186)	(4)	78,205
Depreciation	42,596	(849)	(4)	41,747
General and administrative	8,094	-		8,094
Investment and development	1,605	-		1,605
Other investment costs	483	-		483
Other expenses	1,409	-		1,409

Total expenses	136,578	(5,035)		131,543

Operating income	51,960	(3,188)		48,772
Interest income	16	-		16
Interest expense	(21,677)	2,403	(5)	(19,274)
Amortization of deferred financing costs	(1,265)	118	(5)	(1,147)
Net gains on condominium sales activities	810	-		810
Equity in income of unconsolidated real estate entities, net	986	-		986
Other income (expense), net	(391)	-		(391)
Net loss on extinguishment of indebtedness	(4,287)	-		(4,287)

Income from continuing operations, before gains on sales of real estate assets	26,152	(667)		25,485
Gains on sales of real estate assets	36,092	-		36,092

Income from continuing operations	$62,244	$(667)		$61,577

Per common share data - Basic
Income from continuing operations (net of preferred dividends)	$1.11			$1.10

Weighted average common shares outstanding - basic	54,334			54,334

Per common share data - Diluted
Income from continuing operations (net of preferred dividends)	$1.10			$1.09

Weighted average common shares outstanding - diluted	54,449			54,449

POST APARTMENT HOMES, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

(In thousands, except per share data)

	As Reported	Asset Sale Pro Forma Adjustments		Pro Forma
Revenues
Rental	$341,902	$(15,962)	(4)	$325,940
Other property revenues	19,963	(83)	(4)	19,880
Other	872	-		872

Total revenues	362,737	(16,045)		346,692

Expenses
Property operating and maintenance (exclusive of items shown separately below)	155,261	(7,475)	(4)	147,786
Depreciation	85,608	(3,327)	(4)	82,281
General and administrative	17,245	-		17,245
Investment and development	1,755	-		1,755
Other investment costs	1,324	-		1,324
Severance, impairment and other	2,417	-		2,417

Total expenses	263,610	(10,802)		252,808

Operating income	99,127	(5,243)		93,884

Interest income	77	-		77
Interest expense	(44,704)	4,898	(5)	(39,806)
Amortization of deferred financing costs	(2,573)	237	(5)	(2,336)
Net gains on condominium sales activities	27,944	-		27,944
Equity in income of unconsolidated real estate entities, net	2,090	-		2,090
Other income (expense), net	(839)	-		(839)

Income from continuing operations	$81,122	$(108)		$81,014

Per common share data - Basic
Income from continuing operations (net of preferred dividends)	$1.42			$1.42

Weighted average common shares outstanding - basic	54,478			54,478

Per common share data - Diluted
Income from continuing operations (net of preferred dividends)	$1.41			$1.41

Weighted average common shares outstanding - diluted	54,650			54,650

POST PROPERTIES, INC. AND POST APARTMENT HOMES, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma consolidated balance sheets and statements of operations. Such information does not purport to be indicative of the results of operations or financial position that actually would have resulted had the sale of the Communities occurred on the date indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of the filing of the Current Report on Form 8-K to which these unaudited pro forma condensed combined statements of operations are an exhibit.

Pro forma balance sheet adjustments

1)

These pro forma adjustments reflect the impact of the assumed sale of the two mixed-use communities discussed in Item 2.01, as if they had occurred as of June 30, 2014. The pro forma sale adjustments include other estimated closing adjustments related to restricted cash, other assets, accounts payable and accrued expenses, security deposits and prepaid rents and accrued interest payable. The pro forma adjustments also reflect a promissory note received from a qualified tax intermediary, included in other assets, which was subsequently distributed to the Company in redemption of its interest in the consolidated joint venture that owned one of the communities.

2)

These pro forma adjustments reflect the retirement of secured mortgage indebtedness of the communities from the net sale proceeds of the communities. In addition, the pro forma adjustments assume the write-off of unamortized deferred financing costs associated with the retired indebtedness.

3)

This pro forma adjustment reflect the estimated net gains on the mixed-use community sales offset by prepayment penalties, net of non-controlling interests associated with the early retirement of mortgage indebtedness secured by the communities and losses related to the write-off of unamortized deferred loan costs on the retired indebtedness.

Pro forma statement of operations adjustments

4)

These pro forma adjustments reflect the actual rental revenue, other property revenue, property operating and maintenance expenses and depreciation expense of the two mixed-use communities sold for the periods presented.

5)

These pro forma adjustments reflect the reduction of interest expense and amortization of deferred financing costs related to the assumed retirement of mortgage indebtedness secured by the Communities.